Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mary Anne Heino, the Chief Executive Officer, and John W. Crowley, the Chief Financial Officer, of Lantheus Holdings, Inc. (the “Company”), hereby certify, that, to their knowledge:

1.
The Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 26, 2018	/S/ MARY ANNE HEINO
		Name:	Mary Anne Heino
		Title:	President and Chief Executive Officer

Date:	February 26, 2018	/s/ JOHN W. CROWLEY
		Name:	John W. Crowley
		Title:	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.